                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         -------------------------------


                                   FORM 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 8, 1998



                        GREEN TREE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      01-08916                41-1807858
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(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.
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         Not applicable


ITEM 3.  Bankruptcy or Receivership.
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         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.
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         Not applicable


ITEM 5.  Other Events.
-------  ------------

         Not applicable.


ITEM 6.  Resignations of Registrant's Directors.
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         Not applicable


ITEM 7.  Financial Statements and Exhibits.
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         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.        Description
               -----------        -----------

                   99 Term Sheet distributed in connection with $850,000,000 (Approximate) Manufactured
                                  Housing Contract Senior/Subordinate Pass-
                                  Through Certificates, Series 1998-7, issued by Green Tree Financial Corporation, as Seller and Servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 1998            GREEN TREE FINANCIAL CORPORATION


                                    By: /s/ Scott T. Young
                                       ____________________________________
                                       Scott T. Young
                                       Senior Vice President and Controller

  INDEX TO EXHIBITS


  Exhibit
  -------
  Number                                                                    Page
  ------                                                                    ----

   99            Term Sheet distributed in connection with                    5
                 $850,000,000 (Approximate) Manufactured Housing
                 Contract Senior/Subordinate Pass-Through
                 Certificates, Series 1998-7, issued by
                 Green Tree Financial Corporation, as Seller and Servicer.